SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 18, 2004


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


 Delaware                           1-15274                        26-0037077
(State or other jurisdiction    (Commission File No.)          (I.R.S. Employer
 of incorporation )                                          Identification No.)

6501 Legacy Drive
Plano, Texas                                                       75024-3698

(Address of principal executive offices)                           (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000



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Item 12.        Results of Operations and Financial Condition.

     J. C. Penney Company, Inc. issued a news release on May 18, 2004, announcing its first quarter consolidated earnings, which was filed as an Exhibit to its Form 8-K on May 20, 2004. The schedule "Summary of Operating Results" was inadvertently omitted from that filing. The news release, including all schedules, is attached hereto as Exhibit 99.1.



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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 J. C. PENNEY COMPANY, Inc.



                                             By: /s/ Jeffrey J. Vawrinek
                                                 --------------------------
                                                   Jeffrey J. Vawrinek
                                                   Assistant Secretary


Date:  May 25, 2004


                                  EXHIBIT INDEX


Exhibit Number                    Description

    99.1                      J. C. Penney Company, Inc. News Release
                              issued May 18, 2004









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